UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

__________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: June 28, 2006

(Date of earliest event reported)

CHEMOKINE THERAPEUTICS CORP.

(Exact name of Registrant as specified in its charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

The Company jointly with its wholly owned subsidiary, Chemokine Therapeutics (BC) Corp. entered into an agreement effective June 28, 2006 with N.D. Life Sciences Corporation for the services of Guy Ely, M.D. to act as its Chief Medical Officer.  On July 1, 2006, the Company will grant Dr. Ely an option to purchase 60,000 shares of common stock.  This option will be exercisable at a price of CDN$1.00 per share, the fair market value per share of common stock on the grant date, and will expire on July 1, 2011.  The option will be exercisable as to 4% per month commencing on the date of grant, July 1, 2006 and ending on July 1, 2008, when the option will be fully vested.

Item 5.02 –Appointment of Principal Officer.

On June 28, 2006, Chemokine Therapeutics Corp. issued a press release announcing its appointment of Guy Ely, M.D. to serve as its Chief Medical Officer.  A copy of the press release issued on June 28, 2006, is attached hereto as exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number

Description of Exhibit

99.1

Press release dated June 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemokine Therapeutics Corp.

Date:

July 5, 2006

By:  /s/ David Karp

David Karp
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

Description of Exhibit

99.1

Press release dated June 28, 2006.

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS NAMES GUY ELY, MD

AS CHIEF MEDICAL OFFICER

Vancouver, BC (June 28, 2006) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI; OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, announced today that Guy Ely, M.D. has been appointed to serve as Chief Medical Officer, and will be responsible for overseeing Chemokine’s overall clinical development program and regulatory filings.

Dr. Ely brings Chemokine over 21 years international experience in the pharmaceutical industry with proven expertise in medical affairs and clinical research/development of drugs in the fields of oncology, cardiovascular, anti-infectives and rheumatology.  During his impressive career, Dr. Ely has supervised over 150 clinical trials.  His strong business orientation with emphasis in strategic planning, business development and product evaluation have served to earn Dr. Ely international regard as a proven senior executive physician and professional consultant in the global biotech arena.

Prior to joining Chemokine, Dr. Ely served as Vice President, Clinical and Medical Affairs at Biomira, Inc., where he supervised the global clinical development of the Company’s lead cancer vaccines.  As Vice President, Clinical and Medical Affairs at Lorus Therapeutics, Dr. Ely directed the global clinical development of anti-cancer drugs, including leading the Phase III planning of the lead immunotherapeutic compound for pancreatic cancer in Canada and the United States.  While serving as Associate Medical Director at SmithKline Beecham Canada, Inc. (now, Glaxo Beecham), he directed all clinical research and development activities, including execution of approximately 50 international clinical trials in Canada.   Prior senior posts also included Vice President, Clinical and Medical Affairs at Biochem Therapeutics, Inc.; Director, Clinical Research at Abbott Laboratories Canada Inc.; Medical Director at Asta Medica, France; Manager of Clinical Investigation and Medical Advisor for Ciba-Geigy Canada, Inc.; Medical Director of A.C.I.C. Ltd; and Professor of Biology and Physics at French Lycee of New York.  Dr. Ely earned his Doctorate of Medicine degree from the University Paris XII: C.H.U. Henri Mondor with Certificates in Stomatology and Biochemistry.

 “In Dr. Ely, we believe we have found the ideal combination of industry experience, knowledge and relationships, and fully anticipate that he will be a driving force behind the ongoing success of our clinical research and development efforts,” stated Dr. Hassan Salari, President and CEO of Chemokine Therapeutics Corp.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, and stem cells, as well as tissue repair and regeneration. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development. For more information, please visit the Company’s website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Elite Financial Communications Group

Chemokine Investor Relations

Dodi Handy

President & CEO

Phone: 407.585.1080

E-mail: chkt@efcg.net